UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2007

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE	333-56857 333-56857-01 333-56857-02	39-1927923 39-1928505 52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Alliance Laundry Holdings LLC (the “Company”) will restate its financial statements for the fiscal year ended December 31, 2006 and the fiscal quarter ended March 31, 2007 to address previously disclosed errors in its reconciliation of unvouched payables related to inventory, which resulted in the understatement of the Company’s accounts payable, inventory and cost of sales. The Company disclosed these errors and certain related matters in current reports on Form 8-K filed by the Company on August 14, 2007, September 5, 2007 and September 11, 2007. Based on its analysis as of the date hereof, the Company believes that the aggregate amount of such understatement of cost of sales is approximately $4.5 million of which approximately $3.9 million is attributable to the year ended December 31, 2006 (the “2006 Adjustment”) and the remainder of which is attributable to the Company’s quarterly fiscal period ended March 31, 2007. Partially offsetting the 2006 Adjustment will be a reduction in compensation expense for the year ended December 31, 2006 of approximately $1.2 million due to a lower valuation of management’s service stock options resulting from the aforementioned understatement of cost of sales.

On September 21, 2007, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that the Company’s financial statements for the fiscal year ended December 31, 2006 and the fiscal quarter ended March 31, 2007, should no longer be relied upon as a result of the restatement.

Although the Company has not yet completed its assessment of the impact of the errors described above on its internal control over financial reporting and disclosure controls and procedures, management, including the Company’s Chief Executive Officer and Chief Financial Officer, concluded that they had a material weakness in that they had ineffective controls over the completeness and accuracy of unvouched payables related to inventory and the related transactions impacting accounts payable, inventory and cost of sales that contributed to the accounting error discussed above.

The Audit Committee has discussed these matters with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Forward Looking Statements

The information presented herein contains predictions, estimates or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. Such forward-looking statements involve known and unknown uncertainties and other factors that may cause the actual results of the Company’s analysis of the accounting errors described above and its actions related thereto and resulting therefrom to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “believe” or “anticipate” or the negative thereof or variations thereon or similar terminology. All forward-looking statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC (Registrant)

Date: September 27, 2007		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION (Registrant)

Date: September 27, 2007		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC (Registrant)

Date: September 27, 2007		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

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